UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2015

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 21, 2015, Dr Pepper Snapple Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034. The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders approved the election of the following directors — David E. Alexander, Antonio Carrillo, Pamela H. Patsley, Joyce M Roché, Ronald G. Rogers, Dunia A. Shive, M. Anne Szostak, Wayne R. Sanders, and Larry D. Young — to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
David E. Alexander	150,575,471	111,779	474,253	7,643,493
Antonio Carrillo	150,556,816	129,984	474,703	7,643,493
Pamela H. Patsley	146,070,348	4,618,621	472,534	7,643,493
Joyce M. Roché	150,367,997	320,677	472,829	7,643,493
Ronald G. Rogers	149,754,176	933,020	474,307	7,643,493
Wayne R. Sanders	135,989,426	14,698,038	474,039	7,643,493
Dunia A. Shive	150,554,321	132,569	474,613	7,643,493
M. Anne Szostak	150,498,310	191,142	472,051	7,643,493
Larry D. Young	150,570,393	117,991	473,119	7,643,493

Proposal 2: Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2015

At the Annual Meeting, stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

For	Against	Abstentions
158,173,695	58,612	572,689

Proposal 3: An Advisory Vote on Approving Executive Compensation

At the Annual Meeting, stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
141,168,181	7,768,452	2,224,870	7,643,493

Proposal 4: Stockholder Proposal Regarding Comprehensive Recycling Strategy for Beverage Containers

At the Annual Meeting, stockholders did not approve the stockholder proposal regarding comprehensive recycling strategy for beverage containers.

For	Against	Abstentions	Broker Non-Votes
45,044,057	99,992,102	6,125,344	7,643,493

Proposal 5: Stockholder Proposal Regarding Board Oversight of Sugar Supply Chain Risks

At the Annual Meeting, stockholders did not approve the stockholder proposal regarding Board oversight of sugar supply chain risks.

For	Against	Abstentions	Broker Non-Votes
11,092,881	130,128,759	9,939,863	7,643,493

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

May 21, 2015	By:	Wayne R. Lewis

Name: Wayne R. Lewis
Title: Vice President & Assistant Secretary